UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2012

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On July 24, 2012, HCP, Inc. (the “Company”), a Maryland corporation, filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3 (No. 333-161721) filed with the SEC on September 4, 2009 (the “Prior Registration Statement”), which was scheduled to expire on September 4, 2012 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended.  The Prior Registration Statement terminated upon the effectiveness on July 24, 2012 of the New Registration Statement.

In connection with the filing of the New Registration Statement, the Company also filed the following four prospectus supplements:

(i)            A prospectus supplement covering the offering of 7,500,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), pursuant to the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP Prospectus Supplement”).  The issuance of 2,402,495 shares of Common Stock covered by the DRIP Prospectus Supplement was previously covered by the Prior Registration Statement.

(ii)           A prospectus supplement covering the resale of up to 302,666 shares of Common Stock, which may be issuable or have been issued upon exchange of 151,333 non-managing member units of HCPI/Utah II, LLC pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement dated as of August 17, 2001 of HCPI/Utah II, LLC, as amended (the “HCPI/Utah II Prospectus Supplement”).  The HCPI/Utah II Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(iii)          A prospectus supplement covering the resale of up to 429,744 shares of Common Stock, which may be issuable or have been issued upon exchange of 214,872 non-managing member units of HCPI/Tennessee, LLC pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Agreement, as amended, of HCPI/Tennessee, LLC and New Member Joinder Agreement, dated as of October 19, 2005 (the “HCPI/Tennessee Prospectus Supplement”).  The HCPI/Tennessee Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(iv)          A prospectus supplement covering the issuance of up to 2,257,465 shares of Common Stock (the “MCD Shares”) to the holders of non-managing member units of HCP DR MCD, LLC upon tender of those units in exchange for shares of Common Stock that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement dated as of February 9, 2007 of HCP DR MCD, LLC (the “MCD Prospectus Supplement”).  The MCD Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Ballard Spahr LLP, regarding the legality of the securities covered by the DRIP Prospectus Supplement, the HCPI/Utah II Prospectus Supplement, the HCPI/Tennessee Prospectus Supplement and the MCD Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4 and are incorporated herein by reference.  The Company is also filing this Current Report on Form 8-K to provide legal opinions of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters with respect to the DRIP Prospectus Supplement and the MCD Prospectus Supplement, which opinions are attached here to as Exhibits 8.1 and 8.2 and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description

5.1	Opinion of Ballard Spahr LLP (DRIP Prospectus Supplement)

5.2	Opinion of Ballard Spahr LLP (HCPI/Utah II Prospectus Supplement)

5.3	Opinion of Ballard Spahr LLP (HCPI/Tennessee Prospectus Supplement)

5.4	Opinion of Ballard Spahr LLP (MCD Prospectus Supplement)

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (DRIP Prospectus Supplement)

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (MCD Prospectus Supplement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2012
HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

No.	Description

5.1	Opinion of Ballard Spahr LLP (DRIP Prospectus Supplement)

5.2	Opinion of Ballard Spahr LLP (HCPI/Utah II Prospectus Supplement)

5.3	Opinion of Ballard Spahr LLP (HCPI/Tennessee Prospectus Supplement)

5.4	Opinion of Ballard Spahr LLP (MCD Prospectus Supplement)

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (DRIP Prospectus Supplement)

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP (MCD Prospectus Supplement)